Exhibit 10.1

ENERGY 11 OPERATING COMPANY, LLC
120W 3RD Street, Suite 220
FORT WORTH, TEXAS 76102

April 5, 2016

Via E-Mail and
Federal Express Priority Overnight Delivery

E11 Management, LLC
Attention: Scott R. Mueller, Chief Financial Officer
301 Northwest 63rd Street, Suite 600
Oklahoma City, Oklahoma 73116

Re: Termination of Management Services Agreement by and among E11 Management, LLC, E11 Incentive Holdings, LLC, Energy 11, L.P. and Energy 11 Operating Company, LLC dated August 19, 2015 (the “MSA”)

Dear Scott:

I am in receipt of your letter to Energy 11, L.P. dated March 31, 2016; thank you for your offer to extend the evaluation period for the replacement Key Employee to April 30, 2016. I write to notify you that, pursuant to Section 8.2(ii) of the MSA, Owner disapproves of the replacement Key Employee and hereby terminates the MSA, effective immediately.

Please be aware that, pursuant to Section 5.9(b)(iv) of the First Amended and Restated Agreement of Limited Partnership of Energy 11, L.P. dated August 19, 2015 (the “LPA”), the foregoing termination of the MSA results in 37.5% of the Class B Units Outstanding to, concurrent with such termination, be forfeited, cancelled and cease to be Outstanding (as each such term is defined in the LPA). In that regard, also be aware that, as set forth in Section 5.9(f) of the LPA, Energy 11, L.P.’s General Partner may cause Energy 11, L.P. to issue a number of Class B Units equal to such forfeited Class B Units to a Person who performs services for Energy 11, L.P. or another Group Member for such consideration as determined by the General Partner and without the consent of any Limited Partner (as each such term is defined in the LPA).

Kindly acknowledge the above in the space provided below by the close of business on April 6, 2016.

Best regards,	Acknowledged:

Energy 11 Operating Company, LLC	E11 Management, LLC

/s/ David McKenney	/s/ Scott R. Mueller
David McKenney	Scott R. Mueller,
Chief Financial Officer	Chief Financial Officer

cc: Via E-mail and
Federal Express Priority Overnight Delivery
E1l Management, LLC
Attention: Thomas J. Blalock, Chief Legal Officer
301 Northwest 63rd Street, Suite 600
Oklahoma City, Oklahoma 73116